UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2010

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                                                                                                            25728

(Address of Principal Executive Offices)                                                                                                   (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

   Champion Industries, Inc. ("Champion") announced on April 6, 2010 that Champion, Fifth Third Bank, as a Lender, L/C Issuer and Administrative Agent for Lenders (the "Administrative Agent") and the other Lenders party to Champion's Credit Agreement dated September 14, 2007 (the "Credit Agreement") had entered into a Second Amendment to Credit Agreement and Waiver dated March 31, 2010 (the "Second Amendment").  All conditions precedent to the effectiveness of the Second Amendment were satisfied on April 6, 2010.
    In the Second Amendment, the Administrative Agent and Lenders waived any default or event of default arising from Champion's previously disclosed violations of provisions of the Credit Agreement. The Second Amendment amended various provisions of the Credit Agreement, including but not limited to:

   a $17,000,000 revolving credit facility with a sublimit of up to $3,000,000 for letters of credit and $3,000,000 for swing line loans. Outstanding borrowings thereunder may not exceed the sum of (1) up to 85% of eligible receivables plus (b) up to the lesser of $6,000,000 or 50% of eligible inventory.
  at Champions option, interest at a LIBOR Rate, so long as no default exists.
  post-default increase in interest rate of 2%.
  amendment of various financial covenants.
  fixed charge coverage ratio is required to be 1.0:1.0 through January 31, 2011; 1.1:1.0 through January 31, 2012 and 1.20:1.00 thereafter.
  leverage ratio shall not be greater than 6.5:1.00 at April 30, 2010 with 0.5:1.00 stepdowns quarterly through April 30, 2011 and 0.25:1.00 quarterly stepdowns through April 30, 2012.
  minimum EBITDA pursuant to a quarterly build up commencing with the three months ended April 30, 2010 of $2,700,000, the six months ended July 31, 2010 of $5,400,000, the nine months ended October 31, 2010 of $8,900,000 and the twelve months ended January 31, 2011 of $11,800,000, thereafter varying quarterly stepups culminating in twelve months trailing EBITDA of $14,300,000 at October 31, 2012.
  maximum capital expenditures are limited to $2,000,000 per fiscal year for the years ended October 31, 2010 and 2011 and $2,500,000 thereafter.
  enhanced reporting by Champion to Administrative Agent, including monthly reports and conference calls, quarterly reports by Champions independent auditors of restructuring charges and organizational expense reductions.
  application of Champion's income tax refunds applied to reduce indebtedness under the Credit Agreement.

    As required by the Second Amendment, Champion, Marshall T. Reynolds and the Administrative Agent entered into a Contribution Agreement and Cash Collateral Security Agreement dated March 31, 2010 (the "Contribution Agreement") pursuant to which Mr. Reynolds deposited $2,500,000 as cash collateral with the Administrative Agent, which the Administrative Agent may withdraw in the event of (i) an event of default under the Credit Agreement, (ii) failure by Champion to maintain a fixed charge coverage ratio, as defined in the Second Amendment, greater than or equal to 1.0 to 1.0 as of the last day of each fiscal quarter or (iii) failure of Champion to deliver quarterly compliance certificates under the Credit Agreement.
    Mr. Reynolds has granted the Administrative Agent a first priority security interest in the cash collateral.

Amounts drawn down by the Administrative Agent will be applied to repayment of Champion's obligations under the Credit Agreement. The Contribution Agreement expires upon the earliest of (i) full drawdown of the $2,500,000 deposited, (ii) repayment in full of all obligations under the Credit Agreement and termination of all commitments thereunder and (iii) the Administrative Agent's determination that Champion has achieved a fixed charge coverage ratio of at least 1.2 to 1.0 as of the last day of two consecutive fiscal quarters of Champion.

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In connection with the Contribution Agreement, Champion has executed and delivered to Mr. Reynolds a Subordinated Promissory Note in amount of $2,500,000, payment of principal and interest on which is prohibited prior to January 31, 2011, and thereafter only with the Administrative Agent's consent. The Subordinated Promissory Note bears interest at the Wall Street Journal prime rate (currently 3.25%), matures September 14, 2014 and is unsecured.
Upon closing of the Second Ammendment, Champion paid to the Administrative Agent (i) an arrangement fee of $100,000 and (ii) an upfront fee of $250,000, for the benefit of the Lenders.
The foregoing summary of certain provisions of the Second Amendment, the Contribution Agreement and the Subordinated Promissory Note is qualified in its entirety by reference to the complete Second Amendment filed as Exhibit 10.1 hereto, the Contribution Agreement filed as Exhibit 10.2 hereto and the Subordinated Promissory Note filed as Exhibit 10.3 hereto, all of which are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The description under “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	Second Amendment and Waiver to Credit Agreement dated March 31, 2010 among Champion Industries, Inc. and Fifth Third Bank, as Lender, L/C Issuer and Administrative Agent for Lenders.
10.2	Contribution Agreement and Cash Collateral Security Agreement dated March 31, 2010 among Marshall Reynolds, Champion Industries, Inc. and Fifth Third Bank, as Administrative Agent for Lenders.
10.3	Subordinated Promissory Note dated March 31, 2010 from Champion Industries, Inc. to Marshall Reynolds.
99.1	Press Release dated April 6, 2010 captioned "CHAMPION AMMENDS CREDIT AGREEMENT".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: April 6, 2010
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Second Amendment and Waiver to Credit Agreement dated March 31, 2010 among Champion Industries, Inc. and Fifth Third Bank, as Lender, L/C Issuer and Administrative Agent for Lenders.

10.2	Contribution Agreement and Cash Collateral Security Agreement dated March 31, 2010 among Marshall Reynolds, Champion Industries, Inc. and Fifth Third Bank, as Administrative Agent for Lenders.

10.3	Subordinated Promissory Note dated March 31, 2010 from Champion Industries, Inc. to Marshall Reynolds.

99.1	Press Release dated April 6, 2010 captioned "CHAMPION AMMENDS CREDIT AGREEMENT".

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